Third Quarter 2023 Financial Results CRD-A & CRD-B (NYSE) ® Crawford & Company

Forward-Looking Statements & Additional Information Q3 2023 FINANCIAL RESULTS Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the  Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, contingent earnout adjustments, non-service pension costs and credits, goodwill impairments, income taxes and net income or loss attributable to noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights for the Class B Common Stock (CRD-B) and protections for the non-voting Class A Common Stock (CRD-A). More information available on the Company’s website. The two-class method is an earnings allocation method under which earnings per share ("EPS") is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. As a result, the Company may report different EPS for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

STRATEGIC UPDATE Rohit Verma, Chief Executive Officer 3 Q3 2023 FINANCIAL RESULTS

Countries 70 Employees 10,000 50,000 Field Resources $18B+ Claims Managed Annually Global Reach; Trusted Partner Q3 2023 FINANCIAL RESULTS

Climate change continues to drive global demand in weather-related claims Gaining market share within fragmented U.S. independent loss adjusting market Industry-leading Insurtech capabilities creating significant growth in Platform Solutions segment Growing and strengthening strategic partnerships across business segments Increased presence in rapidly growing P&C insurance markets with strong outsourced claims processing tailwinds Multiple Growth Drivers Benefitting Crawford Q3 2023 FINANCIAL RESULTS

Q3 Highlights Achieved record quarterly revenue Net income increased by 181% YoY Operating earnings up 119% YoY Margin expansion and improved profitability in three of our segments Added $24 million in new and enhanced business $84 million increase in operating cash flow Returning capital to shareholders; resumed share repurchase program and raised quarterly dividend to $0.07 per share for the third quarter NPS increase of +3 points from last quarter to 49 YoY Revenue Growth 10% YoY Non-GAAP Adjusted Operating Earnings Growth* 119% $295M $326M $14M $30M 6 * See Appendix for non-GAAP explanation and reconciliation 3Q ‘22 3Q ‘23 3Q ‘22 3Q ‘23 Q3 2023 FINANCIAL RESULTS

Margin Improvement Strategy Driving Results Increased YoY Operating Margins Across Three of Four Business Segments International Operations 2.2% +680bps Broadspire 15.3% +742bps North America Loss Adjusting 13.2% +758bps -160bps 14.2% Platform Solutions Align pricing with the value we deliver Aggressively address low productivity pockets Optimize cost structure to current market dynamics Roll out new systems and improved processes for efficiency gains Q3 2023 FINANCIAL RESULTS

Our Capital Allocation Strategy Committed to Industry Leading Financial Strength and Employing a Disciplined Approach to Capital Allocation Investing in long-term growth through Cap Ex and M&A  Debt Repayment Reduce leverage (1.40x EBITDA in Q3 2023) Raised quarterly dividend to $0.07 per share  Repurchased 63K shares of CRD-B in Q3 under share repurchase program Returned over $131 million of capital to shareholders through share buybacks and dividends since 2019 Q3 2023 FINANCIAL RESULTS

Q3 2023 FINANCIAL RESULTS OPERATIONAL UPDATE Joseph Blanco, President

International Operations Comprised of All Reported Service Lines Outside of North America: UK Europe Australia Asia Latin America Legal Services 30% of YTD revenues North America Loss Adjusting Broadspire (US-only) Platform Solutions (US-only) Third Party Administration for: Workers' Compensation Auto and Liability Claims Medical Management Disability RMIS Accident and Health Service Lines Include: Contractor Connection Networks Catastrophe WeGoLook Subrogation (Praxis) Comprised of the Following North American Service Lines: US GTS US Field Ops Canada Loss Adjusting Canada TPA Canada Contractor Connection edjuster 24% of YTD revenues 27% of YTD revenues 19% of YTD revenues Operating Segments Q3 2023 FINANCIAL RESULTS

Q3 revenue growth of 19% YoY Expert adjuster additions continued through Q3 Approximately 60 adjusters added YTD New account nominations driving growing market share in USLA GTS and Field Ops driving improved utilization Operating margin expanded 758 bps YoY North America Loss Adjusting Q3 Revenues $79.4M Q3 Operating Earnings $10.5M Q3 2023 FINANCIAL RESULTS

Q3 revenue growth of 14% YoY and 12% when measured in constant currency $6.1 million operating earnings improvement YoY with continued growth in UK TPA business, large loss performance in Latin America, and efficiency improvement measures in Europe driving increased margins Actions to improve pricing and productivity drove favorable results Operating margin expanded 680 bps YoY Q3 Revenues $98.1M International Operations Q3 Operating Earnings $2.2M Q3 2023 FINANCIAL RESULTS

$13.5M Q3 record revenues increasing 13% YoY, expanded revenue base through business development Increased Medical Management revenue growth of over 16% YoY Benefitting from pricing improvements Advanced data analytics and predictive modeling driving market share increase Operating margin expanded 742 bps YoY Retained 94.3% of our Broadspire business year-to-date Broadspire Q3 Revenues $88.3M Q3 Operating Earnings Q3 2023 FINANCIAL RESULTS

Q3 revenue decreased by 6% YoY reflecting benign hurricane season Subrogation revenues grew by 24% YoY driven by increased productivity and new projects Contractor Connection revenues grew 9% YoY Some carriers relying more heavily on internal teams in the short term during current mild weather pattern Platform Solutions Q3 Revenues $59.8M Q3 Operating Earnings $8.5M Q3 2023 FINANCIAL RESULTS

FINANCIAL UPDATE Bruce Swain, Chief Financial Officer Q3 2023 FINANCIAL RESULTS

Q3 2023 Financial Summary (1) See Appendix for non-GAAP explanation and reconciliation Quarter Ended ($ in millions, except per share amounts) September 30, 2023 September 30, 2022 % Change Revenues $325.6 $294.9 10% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $325.0 $294.9 10% Net Income (Loss) Attributable to Shareholders of Crawford & Company $12.3 $(15.1) 181% Diluted Earnings (Loss) per Share CRD-A $0.25 $(0.31) 181% CRD-B $0.25 $(0.31) 181% Non-GAAP Diluted Earnings per Share (1) CRD-A $0.35 $0.15 133% CRD-B $0.36 $0.15 140% Adjusted Operating Earnings (1) $29.9 $13.7 119% Adjusted Operating Margin (1) 9.2% 4.6% 460 bps Adjusted EBITDA (1) $38.6 $21.4 81% Adjusted EBITDA Margin (1) 11.9% 7.2% 470 bps Q3 2023 FINANCIAL RESULTS

North America Loss Adjusting Three months ended (in thousands, except percentages) September 30, 2023 September 30, 2022 Variance Revenues $79,390 $66,822 18.8% Direct expenses 59,653 54,428 9.6% Gross profit 19,737 12,394 59.2% Indirect expenses 9,269 8,644 7.2% Operating earnings $10,468 $3,750 179.1% Gross profit margin 24.9% 18.5% 6.4% Operating margin 13.2% 5.6% 7.6% Total cases received 78,434 72,112 8.8% Full time equivalent employees 2,029 2,064 (1.7)% Q3 2023 FINANCIAL RESULTS

International Operations Three months ended (in thousands, except percentages) September 30, 2023 September 30, 2022 Variance Revenues $98,066 $86,066 13.9% Direct expenses 83,592 76,677 9.0% Gross profit 14,474 9,389 54.2% Indirect expenses 12,277 13,311 (7.8)% Operating earnings (loss) $2,197 $(3,922) 156.0% Gross profit margin 14.8% 10.9% 3.9% Operating margin 2.2% (4.6)% 6.8% Total cases received 121,074 123,270 (1.8)% Full time equivalent employees 3,645 3,683 (1.0)% Q3 2023 FINANCIAL RESULTS

Broadspire Three months ended (in thousands, except percentages) September 30, 2023 September 30, 2022 Variance Revenues $88,299 $78,381 12.7% Direct expenses 62,799 60,494 3.8% Gross profit 25,500 17,887 42.6% Indirect expenses 11,968 11,689 2.4% Operating earnings $13,532 $6,198 118.3% Gross profit margin 28.9% 22.8% 6.1% Operating margin 15.3% 7.9% 7.4% Total cases received 143,173 141,658 1.1% Full time equivalent employees 2,599 2,535 2.5% Q3 2023 FINANCIAL RESULTS

Platform Solutions Three months ended (in thousands, except percentages) September 30, 2023 September 30, 2022 Variance Revenues $59,839 $63,655 (6.0)% Direct expenses 45,761 48,054 (4.8)% Gross profit 14,078 15,601 (9.8)% Indirect expenses 5,555 5,521 0.6% Operating earnings $8,523 $10,080 (15.4)% Gross profit margin 23.5% 24.5% (1.0)% Operating margin 14.2% 15.8% (1.6)% Total cases received 136,663 150,192 (9.0)% Full time equivalent employees 1,333 1,349 (1.2)% Q3 2023 FINANCIAL RESULTS

Additional Financial Matters Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $4.8 million in Q3 ‘23 compared to costs of $2.4 million in the prior year Variance was primarily due to an increase in incentive compensation and unallocated payroll tax and benefit costs Non-service Pension Costs and Credits During Q3 ‘23 non-service pension costs were $2.2 million compared to a $(0.5M) credit in Q3 ‘22 These costs and credits are not a component of operating earnings and are added back for non-GAAP earnings and EPS Contingent Earnout  Adjustment Recognized a pre-tax contingent earnout expense totaling $2.1 million in Q3 ‘23, compared to $0.9 million in the prior year based on changes to projections of certain acquired entities These costs are not a component of operating earnings and are added back for non-GAAP earnings and EPS Quarterly Dividend In Q3 ‘23 Crawford raised the quarterly dividend to $0.07 per share for CRD-A and CRD-B Share Repurchases Crawford repurchased 63,103 shares of CRD-B Approximately 1.7 million shares are eligible to be repurchased under our 2021 Share Repurchase Authorization Q3 2023 FINANCIAL RESULTS

Balance Sheet Highlights (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) Sept 30, 2023 December 31, 2019 Dec 31, 2022 December 31, 2018 Change Change Cash and cash equivalents $ 49,208 $ 46,007 $ 3,201 Accounts receivable, net 151,142 141,106 10,036 Unbilled revenues, net 131,251 126,274 4,977 Total receivables 282,393 267,380 15,013 Goodwill 76,637 76,622 15 Intangible assets arising from business acquisitions, net 84,960 88,039 (3,079) Deferred revenues 60,047 54,019 6,028 Pension liabilities 24,969 25,914 (945) Short-term borrowings and current portion of finance leases 16,955 27,048 (10,093) Long-term debt, less current portion 201,487 211,810 (10,323) Total debt 218,442 238,858 (20,416) Total stockholders' equity attributable to Crawford & Company 164,622 124,543 40,079 Net debt (1) 169,234 192,851 (23,617) Q3 2023 FINANCIAL RESULTS

Net Debt and Pension Liability $169.2M Net debt at $169.2 million $171.7M Leverage Ratio of 1.40x EBITDA at end of Q3 2023 $25.0M Pension liability at $25.0 million $87.0M Funded Ratio of US pension plan is 91.1% at end of Q3 2023 Q3 2023 FINANCIAL RESULTS

Operating and Free Cash Flow (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) 2023 2019 2022 2018 Change Change Net Income Attributable to Shareholders of Crawford & Company $ 31,427 $ (4,218) $ 35,645 Depreciation and Other Non-Cash Operating Items 31,360 31,556 (196) Goodwill Impairment - 36,808 (36,808) Loss (Gain) on Disposals of Property and Equipment, net 96 (1,562) 1,658 Contingent Earnout Adjustments 3,100 3,246 (146) Billed Receivables Change (6,309) (9,329) 3,020 Unbilled Receivables Change 419 (23,537) 23,956 Change in Accrued Compensation, 401K, and Other Payroll (735) (18,710) 17,975 Change in Accrued and Prepaid Income Taxes 5,306 (23,162) 28,468 Other Working Capital Changes 5,208 (6,800) 12,008 U.K. Pension Contributions (1,795) (487) (1,308) Cash Flows from Operating Activities 68,077 (16,195) 84,272 Property & Equipment Purchases, net (3,360) (4,983) 1,623 Capitalized Software (internal and external costs) (24,323) (19,933) (4,390) Free Cash Flow(1) $ 40,394 $ (41,111) $ 81,505 Q3 2023 FINANCIAL RESULTS

25

Despite Less Weather-Related Activity in Q4, 2023 Expected To Be a Record Revenue Year


Q4 ‘22 saw major storm activity including **Hurricane Ian,** one of the largest insured losses on record[1]

1 – Prevention Web, September 2023

- Q4 ‘22 saw **hyperactive storm activity** – Hurricane Ian and Winter Storm Elliott
- $40M - $50M in Q4 ‘22 weather-related revenue **will likely not be repeated in Q4 ‘23**
- $10M - $15M in Q4 ‘22 weather-related profit contribution **will likely not be repeated in Q4 ’23**
- Non-weather-related business **demonstrating healthy growth**
- Despite difficult Q4 ‘22 comparison, **Company on track for record revenue for full year 2023**

Crawford | Q3 2023 FINANCIAL RESULTS

Financial strength and liquidity provide flexibility to pursue market opportunities Leveraging established relationships with carriers to create “sticky” revenue Positioned to capitalize on the changing landscape due to climate change and demographic shifts Leading the industry with next generation Insurtech capabilities Summary Q3 2023 FINANCIAL RESULTS

Appendix: Non-GAAP Financial Information 27 Q3 2023 FINANCIAL RESULTS

Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Q3 2023 FINANCIAL RESULTS

Non-GAAP Financial Information (cont.) Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, contingent earnout adjustments, non-service pension costs and credits, goodwill impairments, income taxes and net income or loss attributable to noncontrolling interests. Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, contingent earnout adjustments, non-service pension costs and credits, goodwill impairments, income taxes and stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of customer-relationship intangible assets, contingent earnout adjustments, and non-service pension costs and credits, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. Q3 2023 FINANCIAL RESULTS

The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business: Total Revenue Before Reimbursements by Major Currency   Three Months Ended   (in thousands) September 30, 2023   September 30, 2022   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 203,340 62.5% $ 183,197 62.1%   U.K. GBP 38,290 11.8% 25,352 8.6%   Canada CAD 24,188 7.4% 25,661 8.7%   Australia AUD 22,867 7.0% 27,434 9.3%   Europe EUR 14,629 4.5% 13,063 4.4%   Rest of World Various 22,280 6.8%   20,217 6.9%   Total Revenues, before reimbursements $ 325,594 100.0% $ 294,924 100.0%                   Q3 2023 FINANCIAL RESULTS

Revenues and Costs of Services Provided Reconciliation of Non-GAAP Items Quarter Ended Quarter Ended Quarter Ended Quarter Ended Unaudited ($ in thousands) September 30, 2023 December 31, September 30, 2022 December 31, 2019 2018 Revenues Before Reimbursements Total Revenues $ 337,660 $ 306,417 Reimbursements (12,066) (11,493) Revenues Before Reimbursements 325,594 294,924 Costs of Services Provided, Before Reimbursements Total Costs of Services 242,035 232,726 Reimbursements (12,066) (11,493) Costs of Services Provided, Before Reimbursements $ 229,969 $ 221,233 Q3 2023 FINANCIAL RESULTS

Operating Earnings Reconciliation of Non-GAAP Items (cont.) Quarter Ended Quarter Ended Quarter Ended Quarter Ended September 30, 2023 December 31, September 30,2022 December 31, Unaudited ($ in thousands) 2019 2018 North America Loss Adjusting $ 10,468 $ 3,750 International Operations 2,197 (3,922) Broadspire 13,532 6,198 Platform Solutions 8,523 10,080 Unallocated corporate and shared costs and credits, net (4,781) (2,438) Consolidated Operating Earnings 29,939 13,668 (Deduct) Add: Net corporate interest expense (4,556) (2,903) Stock option expense (145) (142) Amortization expense (1,986) (1,998) Non-service pension costs and credits (2,170) 532 Goodwill impairment — (36,808) Contingent earnout adjustments (2,127) (887) Income tax (provision) benefit (6,781) 13,286 Net loss attributable to noncontrolling interests 145 108 Net Income (Loss) Attributable to Shareholders of Crawford & Company $ 12,319 $ (15,144) Q3 2023 FINANCIAL RESULTS

Adjusted EBITDA Reconciliation of Non-GAAP items (cont.) Quarter Ended December 31, Quarter Ended December 31, September 30, 2023 December 31, September 30, 2022 December 31, Unaudited ($ in thousands) 2019 2018 Net income (loss) attributable to shareholders of Crawford & Company $ 12,319 $ (15,144) Add (Deduct): Depreciation and amortization 9,115 8,924 Stock-based compensation 1,574 808 Net corporate interest expense 4,556 2,903 Non-service pension costs and credits 2,170 (532) Goodwill impairment — 36,808 Contingent earnout adjustments 2,127 887 Income tax provision (benefit) 6,781 (13,286) Adjusted EBITDA $ 38,642 $ 21,368 Q3 2023 FINANCIAL RESULTS

Net Debt Non-GAAP Financial Information (cont.) September 30, 2023 December 31, Dec 31, 2022 December 31, Unaudited ($ in thousands) 2019 2018 Short-term borrowings $ 16,902 $ 26,990 Current installments of finance leases and other obligations 53 58 Long-term debt and finance leases, less current installments 201,487 211,810 Total debt 218,442 238,858 Less: Cash and cash equivalents 49,208 46,007 Net debt $ 169,234 $ 192,851 Q3 2023 FINANCIAL RESULTS

Segment Gross Profit Non-GAAP Financial Information (cont.) Three months ended Three months ended ($ in thousands) September 30, 2023 December 31, 2019 September 30, 2022 December 31, 2018 North America Loss Adjusting $ 19,737 $ 12,394 International Operations 14,474 9,389 Broadspire 25,500 17,887 Platform Solutions 14,078 15,601 Segment gross profit 73,789 55,271 Segment indirect costs: North America Loss Adjusting (9,269) (8,644) International Operations (12,277) (13,311) Broadspire (11,968) (11,689) Platform Solutions (5,555) (5,521) Unallocated corporate and shared costs, net (4,781) (2,438) Consolidated operating earnings 29,939 13,668 Net corporate interest expense (4,556) (2,903) Stock option expense (145) (142) Amortization expense (1,986) (1,998) Non-service pension costs and credits (2,170) 532 Goodwill impairment — (36,808) Contingent earnout adjustments (2,127) (887) Income tax (provision) benefit (6,781) 13,286 Net loss attributable to noncontrolling interests 145 108 Net income (loss) attributable to shareholders of Crawford & Company $ 12,319 $ (15,144) Q3 2023 FINANCIAL RESULTS

36

Reconciliation of Third Quarter Non-GAAP Results

Three Months Ended September 30, 2023

Unaudited ($ in thousands)	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share[1]
GAAP	$ 18,955	$ 12,319	$ 0.25	$ 0.25
Adjustments:				
Amortization of intangible assets	1,986	1,711	0.03	0.03
Non-service related pension costs	2,170	1,612	0.03	0.03
Contingent earnout adjustments	2,127	2,101	0.04	0.04
Non-GAAP Adjusted	$ 25,238	$ 17,743	$ 0.35	$ 0.36

Three Months Ended September 30, 2022

Unaudited ($ in thousands)	Pretax (Loss) Earnings	Net Income (Loss) Attributable to Crawford & Company	Diluted (Loss) Earnings per CRD-A Share	Diluted (Loss) Earnings per CRD-B Share
GAAP	$ (28,538)	$ (15,144)	$ (0.31)	$ (0.31)
Adjustments:				
Amortization of intangible assets	1,998	1,499	0.03	0.03
Goodwill impairment	36,808	20,908	0.43	0.43
Non-service related pension credits	(532)	(412)	(0.01)	(0.01)
Contingent earnout adjustments	887	657	0.01	0.01
Non-GAAP Adjusted	$ 10,623	$ 7,508	$ 0.15	$ 0.15

Crawford | Q3 2023 FINANCIAL RESULTS